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Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust 1996-1
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                                                   Sum of 1/16/96 - 12/16
                                                     Distribution Dates




Ending Pool Principal Balance                           3,384,560,372.07
Series 1996-1 Participation Invested Amount               713,317,167.13
Seller Amount                                             938,413,608.19
Remittances on the Participation                          164,981,619.96
Optimum Monthly Principal                                 126,682,832.87
Accelerated Principal Payment                               1,466,236.49

Ending Class A Note Security Balance                      510,250,930.64
Ending Class B Note Security Balance                      136,244,640.00
Ending Certificate Security Balance                        25,455,360.00
Ending Overcollateralization Amount                        41,366,236.49

Ending Class A Adjusted Balance                           510,250,930.64
Ending Class B Adjusted Balance                           136,244,640.00
Ending Certficate  Adjusted Balance                        25,455,360.00
Ending Overcollateralization Amount                        41,366,236.49

Class A Interest Paid                                      24,083,815.44
Class B Interest Paid                                       6,063,270.77
Certificate Yield Paid                                      1,207,787.21

Class A Unpaid Interest                                             0.00
Class B Unpaid Interest                                             0.00
Cetificate Unpaid Yield                                             0.00

Class A Principal Paid                                    128,149,069.36
Class B Principal Paid                                              0.00
Certificate  Principal Paid                                         0.00
OC Principal Paid                                                   0.00

 Total Charge-Offs:                                                 0.00

Interest paid per $1,000 Class A                                   37.73
Principal paid per $1,000 Class A                                 200.73
Interest paid per $1,000 Class B                                   44.50
Interest paid per $1,000 Class B                                    0.00
Yield Paid per $1000 Certificate                                   47.45
Principal Paid per $1000 Certificate                                0.00